SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2021
SUBSEQUENT EVENTS

18.	SUBSEQUENT EVENTS

a)	On February 17, 2022, the Company announced that it has executed a non-binding letter of intent (“Non-Binding LOI”) providing for a business combination of Premium Nickel and the Company, (“Merger”), which would be implemented by way of a “Reverse Takeover” (under the policies of the TSX Venture Exchange (the “Exchange”)) of NAN by PNR. Under the policies of the TSXV, Premium Nickel is a “Non-Arm’s Length Party” of the Company. The Non-Binding LOI will form the basis upon which Premium Nickel and the Company will negotiate one or more definitive agreements governing the proposed Merger. It is currently anticipated that the Merger will be completed by way of a triangular amalgamation involving Premium Nickel, NAN and a wholly-owned subsidiary of the Company to be formed; provided, however that the definitive structure of the Merger will be determined based on further tax and structuring advice to be received prior to the execution of definitive agreements governing the proposed Merger. The Company is the Issuer” after the closing of the Merger.

Notes to the Consolidated Financial Statements

For the year ended December 31, 2021

(Expressed in Canadian dollars)

Proposed Transaction Terms

The Company currently owns approximately 9.8% of the outstanding common shares of Premium Nickel on a basic, undiluted basis, and a warrant entitling the Company to purchase an additional 15% of the equity in Premium Nickel, on an undiluted basis, for US$10 million, until February 26, 2025 (the “15% Warrant”) While a definitive exchange ratio remains subject to ongoing due diligence, under the terms of the Non-Binding LOI, each common share of Premium Nickel outstanding immediate prior to the closing of the Merger, other than any common share of Premium Nickel held by the Company, would be exchanged for 5.27 common shares of the Resulting Issuer (before giving effect to any Consolidation) and the 15% Warrant and the common shares of Premium Nickel held by the Company would be extinguished. Following completion of the Merger, approximately 25% of the outstanding common shares of the Resulting Issuer are expected to be held by the current shareholders of the Company and approximately 75% of the outstanding common shares of the Resulting Issuer are expected to be held by the current shareholders of Premium Nickel (other than the Company).

In connection with the proposed Merger, and subject to any required shareholder and regulatory approvals, the Company is expected to seek the requisite shareholder and regulatory approvals to change the name and stock ticker symbol of the Resulting Issuer as part of the Merger to such name and ticker symbol as may be requested by Premium Nickel, acting reasonably, consolidate the common shares of the Resulting Issuer (the “Consolidation”) and reconstitute the board of directors of the Resulting Issuer. The Non-Binding LOI provides for an exclusivity period ending at 11:59 p.m. (Toronto time) on April 2, 2022, which has been extended to April 29 by mutual written consent of the parties, to allow parties to complete their due diligence and negotiate definitive agreements for the proposed Merger.

b)	On March 3, 2022, the Company entered into a promissory note loan agreement with Premium Nickel, whereby Premium Nickel borrowed US $1,000,000 from the Company and promises to pay back the loan in full on the maturity date, being April 30, 2022. Interest accruing at 10% per annum shall also be paid on maturity date together with the principal amount of the loan. In addition, Premium Nickel agreed to pay the Company a lender fee being 3% of the principal amount, which shall be due and payable to the Company on the maturity date.

c)	On April 2, 2022, the Company entered into an agreement with Paradigm Capital Inc. (the “Agent”) to act as lead agent and sole bookrunner, on behalf of a syndicate, on a “best efforts” basis, for a private placement offering of subscription receipts of the Company (the “Subscription Receipts”) for gross proceeds of $5,000,000 (the “Offering”) at a price of $0.48 per Subscription Receipt (the “Issue Price”). On April 8, 2022, the Offering was upsized to total gross proceeds of up to $10,000,320.

Each Subscription Receipt shall be deemed to be automatically exercised, without payment of any additional consideration and without further action on the part of the holder thereof, into a Resulting Issuer Share. on a one-for one basis, upon satisfaction of the Escrow Release Conditions (as defined below), subject to adjustment in certain events.

“Escrow Release Conditions” shall mean each of the following conditions, which conditions may be waived in whole or in part jointly by the Company and the Lead Agent:

i)	receipt of all required corporate, shareholder, regulatory and third-party approvals, if any, required in connection with the Offering and the Merger Transaction;

ii)	the completion, satisfaction or waiver of all conditions precedent, undertakings, and other matters to be satisfied, completed and otherwise met or prior to the completion of the Merger Transaction (other than delivery of standard closing documentation) have been satisfied or waived in accordance with the definitive agreement relating to the Merger Transaction, to the satisfaction of the Agents acting reasonably (other than the release of the Escrowed Funds);

iii)	written confirmation to the Agents from each of the Company and PNR that all conditions of the Merger Transaction have been satisfied or waived, other than release of the Escrowed Funds, and that the Merger Transaction shall be completed without undue delay upon release of the Escrowed Funds;

iv)	the common shares of the Resulting Issuer being conditionally approved for listing on the TSXV; and

v)	the Company and the Agents having delivered a joint notice and direction to the Escrow Agent, confirming that the conditions set forth in i) to iv) above have been met or waived.

The Offering is expected to close on or about April 28, 2022 (the “Closing Date”), or such other date as the Lead Agent and the Company may mutually agree. on the Closing Date, the proceeds of the Offering will be held in escrow pending the earlier of (i) the satisfaction of the Escrow Release Conditions and (ii) the occurrence of a termination event, of which can be terminated by the Company any time after 120 days following the agreement entered with the Agent or by the Agent upon written notification immediately.